UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): July 29, 2015

WestRock Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37484	47-3335141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 South 5th Street, Richmond, VA 23219
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (804) 444-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 15, 2015, WestRock Company ("WestRock") issued a press release (the "June 15 Press Release") that announced WestRock would hold its quarterly conference call on Thursday, July 30, 2015, at 9:00 a.m. ET to discuss its financial results for the third quarter of fiscal 2015 and other topics that may be raised during the discussion (the "Conference Call").

On July 29, 2015, WestRock issued a press release (the"July 29 Press Release") that announced WestRock's financial results for the third quarter of fiscal 2015. A copy of the July 29, 2015 Press Release is attached hereto as Exhibit 99.1 and is hereby incorporated herein.

The June 15 Press Release and the July 29 Press Release both announced that the Conference Call would be webcast and could be accessed, along with a copy of the July 29 Press Release and any relevant financial and other statistical information related to the webcast, on WestRock's website at www.westrock.com.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 July 29, 2015 Press Release (furnished pursuant to Item 2.02)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2015	WestRock Company
	By:	/s/ ROBERT B. MCINTOSH Robert B. McIntosh Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number and Description

99.1 July 29, 2015 Press Release (furnished pursuant to Item 2.02)